Exhibit 10.2

Form of Promissory Note

PROMISSORY NOTE

$____,000	August 31, 2018

FOR VALUE RECEIVED, the undersigned, Accelerize Inc., a Delaware corporation (referred to herein as the “Borrower”), with offices at 20411 SW Birch Street, Suite 250, Newport Beach, CA 92660, hereby unconditionally promises to pay to the order of [_____________________] (the “Lender”), in lawful money of the United States, at [__________________________________], or such other address as the Lender may from time to time designate, the principal sum of ____________ Thousand Dollars ($___,000) (the “Principal”). This Note shall mature and become due and payable in full on August 30, 2021 (the “Maturity Date”).

1.     Terms of Repayment. Principal of and interest on this Note shall be paid by the Borrower as follows:

(a) Interest at the rate of twelve percent (12%) per annum from the date hereof through the Maturity Date shall be payable monthly in cash on the first day of each month (each an “Interest Payment Date”), commencing October 1, 2018.

(b) All computations of interest shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a business day, such payment shall be made on the next succeeding business day.

(c) Principal shall be due and payable on the Maturity Date.

(d) In the event Borrower fully retires or refinances all of its outstanding Secured Subordinated Debt, Principal shall be due and payable 30 days after the date of such retirement or refinancing.

2.     Terms of Prepayment. At any time prior to the Maturity Date, the Borrower may prepay all or any portion of the outstanding Principal and any interest amount accrued thereon (at Borrower’s option or pursuant to provision 1(d) above). In connection with any prepayment, payment of interest will be accelerated on the prepaid amount such that Borrower will pay to Lender an amount equal to the unpaid amount of two years of accrued interest on the prepaid amount. Partial prepayments shall be applied first to accrued interest and then to outstanding Principal.

3.     Representations and Warranties. The Borrower represents and warrants as follows: (i) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the execution, delivery and performance by the Borrower of this Note are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene (A) the Borrower's certificate of incorporation or by-laws or (B) (x) any law or (y) any agreement or document binding on or affecting the Borrower, (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or third person is required for the due execution, delivery and performance by the Borrower of this Note other than has been obtained; (iv) this Note constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as enforcement hereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; (v) the Borrower has all requisite power and authority to own and operate its property and assets and to conduct its business as now conducted and proposed to be conducted and to consummate the transactions contemplated hereby; (vi) the Borrower is duly qualified to conduct its business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it, or in which the transaction of its business makes such qualification necessary; and (vi) there is no pending or, to the Borrower's knowledge, threatened action or proceeding affecting the Borrower before any governmental agency or arbitrator which challenges or relates to this Note or which may otherwise have a material adverse effect on the Borrower.

4.     Covenants. So long as any principal or interest is due hereunder and shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

(a)     Maintain and preserve its existence, rights and privileges;

(b)     Not (i) directly or indirectly sell, lease or otherwise dispose of (A) any of its property or assets other than in its ordinary course of business or (B) substantially all of its properties and assets, in the aggregate, to any person(s), whether in one transaction or in a series of transactions over any period of time, (ii) merge into or with or consolidate with any other person or (iii) adopt any plan or arrangement for the dissolution or liquidation of the Borrower; and

(c)     Comply in all material respects with all applicable laws (whether federal, state or local and whether statutory, administrative or judicial or other) and with every applicable lawful governmental order (whether administrative or judicial).

6.     Events of Default. Each and any of the following shall constitute a default and, after expiration of the Grace Period, if any, shall constitute an “Event of Default” hereunder:

(a)     the nonpayment of principal, interest, or any other costs or expenses promptly when due of any amount payable under this Note;

(b)     any other failure of the Borrower to observe or perform any covenant set forth in this Note or in the Warrant issued to Lender on the date hereof (other than a payment default described above), which failure is not cured within thirty (30) days (the “Grace Period”) of Borrower’s receipt of a written notice that such failure exists and is continuing, and should it not be cured within the Grace Period, it shall constitute an Event of Default under this Note;

(c)     if Borrower shall commence any case, proceeding or other action: (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts; or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or the Borrower shall make a general assignment for the benefit of its creditors; or (iii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action results in the entry of any order for relief or remains undismissed, undischarged or unbonded for a period of one hundred twenty (120) days;

(d)     any representation or warranty made by the Borrower under this Note shall prove to have been incorrect in any material respect when made; or

(e)     the sale of all or substantially all of the assets, or change in controlling ownership (i.e., change in excess of 50% the Borrower’s equity voting interest) or the dissolution, liquidation, merger, consolidation, or reorganization of Borrower without the Lender’s prior written consent.

6.     Lender’s Rights Upon Default. Upon the occurrence of any Event of Default, the Lender may, at its sole and exclusive option, do any or all of the following, either concurrently or separately: (a) accelerate the maturity of this Note and demand immediate payment in full, whereupon the outstanding principal amount of the Note and all obligations of Borrower to Lender, together with accrued interest thereon, shall become immediately due and payable; and (b) exercise all legally available rights and privileges.

7     Usury. In no event shall the amount of interest paid or agreed to be paid hereunder exceed the highest lawful rate permissible under applicable law. Any excess amount of deemed interest shall be null and void and shall not interfere with or affect the Borrower’s obligation to repay the principal of and interest on the Note. This confirms that the Borrower and, by its acceptance of this Note, the Lender intend to contract in strict compliance with applicable usury laws from time to time in effect. Accordingly, the Borrower and the Lender stipulate and agree that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use or forbearance of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

8.     Assignment. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns; provided that neither Borrower nor Lender may assign this Note, in whole or in part, by operation of law or otherwise, without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed.

9.     Governing Law. This Note, and any claims arising out of relating to this Note, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

10.     Jurisdiction. EACH OF BORROWER AND LENDER HEREBY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE, IN THE COUNTY OF NEW YORK. EACH OF BORROWER AND LENDER HEREBY EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. EACH OF BORROWER AND LENDER HEREBY AGREES THAT PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS BY PERSONAL DELIVERY OR OVERNIGHT COURIER AT THE ADDRESS PROVIDED IN SECTION 12 OF THIS NOTE OR ANY OTHER ADDRESS AS SHALL BE PROVIDED BY SUCH PARTY IN WRITING. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THIS PROVISION, EACH OF BORROWER AND LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

11.     Miscellaneous. (a) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein. (b) The waiver of any Event of Default or the failure of Lender to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent Event of Default or Lender’s right to exercise that or any other right or remedy to which Lender is entitled. No delay or omission by Lender in exercising, or failure by Lender to exercise on any one or more occasions, shall be construed as a waiver or novation of this Note or prevent the subsequent exercise of any or all such rights. (c) This Note may not be waived, changed, modified, or discharged orally, but only in writing signed by each of Borrower and Lender. (d) By acceptance of this Note, Lender acknowledges that it is either an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

12.     Notice, Etc. Any notice required by the provisions of this Note will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, and delivered as follows:

If to the Borrower:

Accelerize Inc.

20411 SW Birch Street, Suite 250

Newport Beach, CA 92660

Attention: President and Chief Executive Officer

If to Lender:

NAME: ________________________

ADDRESS: ________________________

________________________

Attention: ________________________

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first set forth above.

ACCELERIZE INC.

By:_______________________________

Name: Brian Ross

Title: President and Chief Executive Officer

Form of New Lender Warrant

THIS WARRANT AND THE COMMON STOCK SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS WARRANT AND THE COMMON STOCK SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ACCELERIZE INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase up to ___,000 shares of Common Stock of Accelerize Inc. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. _____	Issue Date: August 31, 2018

ACCELERIZE INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, __________ or its assigns (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company at any time after August 31, 2018 (the “Issue Date”) until 5:00 p.m., Eastern Time, on the sixth (6th) anniversary of the Issue Date (the “Expiration Date”), up to _____,000 fully paid and nonassessable shares of Common Stock at a per share purchase price of $0.35. The aforementioned purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.” The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)     The term “Company” shall include Accelerize Inc. and any corporation which shall succeed or assume the obligations of Accelerize Inc. hereunder.

(b)     The term “Common Stock” includes (i) the Company’s Common Stock, $0.001 par value per share, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)     The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to the terms herein.

(d)     The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1.     Exercise of Warrant.

1.1.     Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, up to ______,000 of shares of Common Stock of the Company, subject to adjustment pursuant to the terms hereof.

1.2.     Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as hereto Exhibit A (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant within three (3) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect. This Warrant may also be exercised by means of a “broker-assisted cashless exercise” procedure in which a broker reasonably acceptable to the Company (a) transmits the Purchase Price to the Company in cash or acceptable cash equivalents against the Holder’s Subscription Form and the Company’s confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares of Common Stock having a fair market value equal to the Purchase Price; or (b) agrees to pay the Purchase Price to the Company in cash or acceptable cash equivalents upon the broker’s receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares of Common Stock having a fair market value equal to the Purchase Price. The Holder’s notice of exercise of this Warrant pursuant to the foregoing procedure must include the name and address of the broker involved, a clear description of the procedure, and such other information or undertaking by the broker as the Company shall reasonably require.

1.3.     Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4.     Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a)     If the Company’s Common Stock is traded on an exchange or is quoted on the Nasdaq Stock Market LLC then the last sale price reported for the last business day immediately preceding the Determination Date;

(b)     If the Company’s Common Stock is not traded on an exchange or quoted on the Nasdaq Stock Market LLC but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c)     Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree in writing, or in the absence of such agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)     If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.     Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.     Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.     Adjustments.

2.1.     Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3.

2.2.     Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable in accordance with Section 2.1 by the Holder of the Warrants upon their exercise after the effective date of such dissolution pursuant to this Section 2.

2.3.     Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

3.     Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

4.     Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 7 hereof).

5.     Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

6.     Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, once only and then at the expense of the Holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

7.     Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, and replacing this Warrant pursuant to Section 6, or any of the foregoing, and thereafter any such issuance or replacement, as the case may be, shall be made at such office by such Warrant Agent.

8.     Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

9.     Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above. The addresses for such communications shall be: (i) if to the Company to: 20411 SW Birch St. Ste. 250, Newport Beach, CA 92660, and (ii) if to the Holder, to ________________________ or if subsequently updated, the address in the Company books. The Company may change its address for notices but only to an address and fax number located in the United States.

10.     Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. Any dispute relating to this Warrant shall be adjudicated in any state court in New York County in the State of New York or in the U.S. District Court for the Southern District of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. By acceptance of this Warrant, Holder acknowledges that it is either an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ACCELERIZE INC.

By: Name: Brian Ross Title: Chief Executive Officer and President

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

TO:     ACCELERIZE INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___     ________ shares of the Common Stock covered by such Warrant.

Purchase Terms:

___ The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.

___ broker-assisted cashless exercise pursuant to the procedure set forth in section 1.2 (describe procedure to be used:____________________).

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                                                                        whose address is__________________________________________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act, or pursuant to an exemption from registration under the Securities Act.

Dated:

(Signature must conform to name of holder as specified on the fact of the Warrant.)

(Address)